EXHIBIT 4.1(B)



         SECOND SUPPLEMENT TO THE FIRST SUPPLEMENTAL INDENTURE, dated as of August 5, 1997, among TEXACO CAPITAL INC., a Delaware corporation (the "Company"), TEXACO INC., a Delaware corporation (the "Guarantor"), and THE CHASE MANHATTAN BANK, as Trustee (the "Trustee").

                                    RECITALS

         The Company, the Guarantor and the Trustee are parties to a First Supplemental Indenture dated as of January 31, 1990, supplementing and restating an Indenture dated as of August 24, 1984, (the "Supplemental Indenture"), relating to the issuance from time to time by the Company of its Debt Securities guaranteed by the Guarantor on terms to be specified at the time of issuance.

         The Company, the Guarantor and the Trustee entered into a First Supplement to the Supplemental Indenture on October 11, 1990.

         The Company and the Guarantor have requested the Trustee to join with it in the execution and delivery of this Second Supplement to the Supplemental Indenture solely in order to establish the terms of a Series of Securities to be designated "3.50% Guaranteed Cash-Settled Convertible Notes Due 2004".

         Section 2.02 of the Supplemental Indenture provides that the terms of a Series of Securities may be established by an indenture supplemental thereto.

         Section 9.01(3) of the Supplemental Indenture provides that an indenture supplemental thereto may be entered into by the Company, the Guarantor and the Trustee, without the consent of any Holders of Securities, to amend the Supplemental Indenture to the extent necessary to make any change that does not adversely affect the rights of any Securityholder.

         The Company and the Guarantor have determined that this Second Supplement to the Supplemental Indenture complies with said Section 9.01 and does not require the consent of any Securityholder. On the basis of the foregoing, the Trustee has determined that this Second Supplement to the Supplemental Indenture is in form satisfactory to it.

         All things necessary to make this Second Supplement to the Supplemental Indenture a valid agreement of the Company, the Guarantor and the Trustee and a valid supplement to the Supplemental Indenture have been done.

(NY) /dpw/cw/031/06216/029/FORM/inden.supp.wpd



         Each party agrees as follows for the benefit of the other parties hereto and for the equal and ratable benefit of the Holders of the Notes:


                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01.  Definitions.

         Capitalized terms herein, not otherwise defined, shall have the same meanings given them in the Supplemental Indenture.

         "Agency Agreement" means the Agency Agreement of even date herewith among the Company, the Guarantor, the Trustee, the Principal Paying Agent, the Principal Conversion Agent, the Paying Agent in Luxembourg, the Conversion Agent in Luxembourg and the Calculation Agent.

         "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York, the City of London or Luxembourg are authorized or obligated by law or executive order to close.

         "Conversion Amount" shall have the meaning specified in the Notes.

         "Conversion Date" shall have the meaning specified in the Notes.

         "CSFP" means Credit Suisse Financial Products.

         "Exchange Date" shall have the meaning specified in paragraph 6 the Temporary Global Note.

         "Holder" or "Securityholder" of any Note or Coupon shall mean, for purposes hereof and, solely with respect to the Notes, for purposes of the Supplemental Indenture, the bearer thereof.

         "Interest Payment Date" shall have the meaning specified in the Notes.

         "Legal Holiday" means, for purposes of the Supplemental Indenture, solely with respect to the Notes, any day that is not a Business Day.

         "Non-U.S. Paying Agent" means the Principal Paying Agent and any other Paying Agent for the Notes outside the United States.

         SECTION 1.02.  Other Definitions.


                                Term                          Defined in Section
                                ----                          ------------------

                  "Calculation Agent"                                  5.04
                  "Cedel Bank"                                         3.02
                  "Common Depositary"                                  3.02
                  "Conversion Agent"                                   5.01
                  "Coupon"                                             3.04
                  "Definitive Note"                                    3.04
                  "Euroclear Operator"                                 3.02
                  "Exchange Request"                                   3.04
                  "Notes"                                              2.01
                  "Permanent Global Note"                              3.03
                  "Principal Conversion Agent"                         5.01
                  "Principal Paying Agent"                             4.01
                  "Temporary Global Note"                              3.02
                  "United States"                                      3.06




                                    ARTICLE 2

                         ESTABLISHMENT OF TERMS OF NOTES

         SECTION 2.01.  Establishment of Terms of Notes.

         Pursuant to Section 2.02 of the Supplemental Indenture, there is hereby established a Series of Securities designated the "3.50% Guaranteed Cash-Settled Convertible Notes Due 2004" (the "Notes") with the terms set forth herein and in the Notes. The Notes are limited to an aggregate principal amount of U.S.$200,000,000. The terms set forth herein to establish the Notes shall not affect any other series of Securities issued under the Supplemental Indenture and the Supplemental Indenture shall remain in full force and effect and, except as otherwise expressly provided herein, shall govern the terms of the Notes.

                                    ARTICLE 3


                    FORM, DENOMINATION, TRANSFER AND EXCHANGE

         SECTION 3.01.  Form and Denomination; Transfer.

         Except as provided herein, the Notes shall be issued in bearer form, serially numbered, in denominations of U.S.$10,000. Title to the Notes and Coupons will be transferable by delivery. Except as provided herein, the Company and any Agent may deem and treat the bearer of any Note or Coupon as the absolute owner thereof (whether or not overdue and notwithstanding any notice of ownership or writing thereon or notice of any previous loss or theft thereof) for all purposes.

         SECTION 3.02.  Initial Form and Delivery.

         The Notes shall be initially issued in temporary global bearer form, without interest coupons, in substantially the same form as set forth in Exhibit A-1 hereto (the "Temporary Global Note"). The Temporary Global Note shall be delivered to the Brussels office of a common depositary (the "Common Depositary") for the benefit of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator"), and Cedel Bank, societe anonyme ("Cedel Bank"), for credit to the account designated by or on behalf of the initial subscriber thereof.

         SECTION 3.03. Exchange of Temporary Global Note for Permanent Global Note.

         An interest in the Temporary Global Note shall be exchanged for an interest in a Note in permanent global bearer form, without interest coupons, in substantially the same form as set forth in Exhibit A-2 hereto (the "Permanent Global Note"), on or after the Exchange Date, upon the occurrence of each of the following events:

                  (i) the account holder having beneficial ownership of such interest instructs the Euroclear Operator or Cedel Bank, as the case may be, to request such exchange on its behalf and delivers to the Euroclear Operator or Cedel Bank, as the case may be, a certificate in the form set forth in Exhibit 1 to the Temporary Global Note, dated no earlier than 10 days prior to the Exchange Date, copies of which completed certificate shall be made available by the Euroclear Operator or Cedel Bank, as the case may be, to the Principal Paying Agent, which will make such certificate available to the Trustee; and

                 (ii) on or after the Exchange Date, the Common Depositary surrenders the Temporary Global Note to the Principal Paying Agent to be exchanged, in whole or from time to time in part, for an interest in the Permanent Global Note; provided, however, that, upon such presentation by the Common Depositary, the Temporary Global Note shall be accompanied by (i) a certificate dated on or after the Exchange Date and signed by the Euroclear Operator as to the portion of the Temporary Global Note held for its account then to be exchanged and (ii) a certificate dated on or after the Exchange Date and signed by Cedel Bank as to the portion of the Temporary Global Note held for its account then to be exchanged, each in the form set forth in Exhibit 2 to the Temporary Global Note.

Without unnecessary delay but, in any event, not later than the Exchange Date, the Company shall deliver to the Principal Paying Agent the Permanent Global Note. Upon the first occurrence of the events specified in paragraphs (i) and
(ii) above, the Principal Paying Agent shall authenticate and deliver to the Common Depositary, in exchange for the portion of the Temporary Global Note being surrendered, the Permanent Global Note, in a principal amount equal to the aggregate principal amount of the Temporary Global Note so surrendered. The Principal Paying Agent shall endorse the Temporary Global Note to reflect a reduction in the principal amount equal to the principal amount thereupon represented by the Permanent Global Note and shall, after such endorsement, redeliver the Temporary Global Note to the Common Depositary. Upon any subsequent occurrence of the events specified in paragraph (i) and (ii) above, and upon surrender to the Principal Paying Agent of the Temporary Global Note to be exchanged and the Permanent Global Note, the Principal Paying Agent shall endorse the Temporary Global Note to reflect a reduction in the principal amount equal to the portion to be exchanged, and the Principal Paying Agent shall endorse the Permanent Global Note so as to increase the principal amount thereof by an amount equal to the portion being exchanged and shall thereupon redeliver the Permanent Global Note and the Temporary Global Note to the Common Depositary. At such time as the principal amount of the Temporary Global Note shall have been reduced to zero, the Trustee shall cancel the Temporary Global
Note in accordance with Section 2.15 of the Supplemental Indenture. In each of the foregoing cases, the Euroclear Operator or Cedel Bank, as the case may be, shall then credit the portion of the Permanent Global Note being exchanged to the respective accounts of the beneficial owners of the portion of the Temporary Global Note so surrendered (or to such other accounts as such beneficial owners may direct).

         SECTION 3.04.  Exchange of Permanent Global Note for Definitive Notes.


         The beneficial owner of an interest in the Permanent Global Note is entitled to exchange such interest for Notes in definitive bearer form, serially numbered, with interest coupons ("Coupons") attached, substantially in the form set forth in Exhibit A-3 hereto ("Definitive Notes"), in denominations of U.S. $10,000 and in an aggregate principal amount equal to the amount of such beneficial interest, upon the occurrence of the following events:

                  (i) the account holder having beneficial ownership of such interest instructs the Euroclear Operator or Cedel Bank, as the case may be, to request such exchange on its behalf and delivers to any Non-U.S. Paying Agent (which Non-U.S. Paying Agent shall deliver such request to the Trustee and the Company), through the Euroclear Operator or Cedel Bank, as the case may be, at least 30 days' written notice of such exchange, which notice specifies the number of Definitive Notes into which such interest shall be exchanged (each an "Exchange Request"); and

                 (ii) on or after the earliest date on which such interests may be exchanged, the Common Depositary surrenders the Permanent Global Note to the Principal Paying Agent to be exchanged in whole for Definitive Notes.

         All (but not less than all) interests in the Permanent Global Note shall be so exchanged for one or more Definitive Notes (i) upon receipt by the Company of a copy of an Exchange Request from the first beneficial owner of an interest in the Permanent Global Note to make such an Exchange Request or (ii) upon receipt by the Principal Paying Agent and the Trustee of a notice from the Company stating that (x) the Permanent Global Note has been accelerated following an Event of Default or (y) the Euroclear Operator or Cedel Bank has been closed for business for a continuous period of fourteen days (other than by reason of public holidays) or has announced its intention to cease business permanently or in fact has done so. The Company shall, promptly upon delivery of any such notice to the Principal Paying Agent and the Trustee, cause the Common Depositary (i) to instruct the Principal Paying Agent and the Company regarding the aggregate principal amount of Definitive Notes that must be authenticated and delivered to each relevant clearing system in exchange for the Permanent Global Note and (ii) to surrender the Permanent Global Note to the Principal Paying Agent to be exchanged in whole for Definitive Notes.

         As soon as practicable after either (i) receiving a copy of an Exchange Request from a Non-U.S. Paying Agent or (ii) delivering to the Principal Paying

Agent and the Trustee such a notice of acceleration of the Permanent Global Note or of closure of a relevant clearing system, the Company shall deliver to the Principal Paying Agent Definitive Notes in authorized denominations equal in aggregate principal amount to the principal amount of the Permanent Global Note. Upon receiving an Exchange Notice or such a notice from the Company and the Permanent Global Note from the Common Depositary, the Principal Paying Agent shall authenticate and deliver to the Euroclear Operator or Cedel Bank, as the case may be, in exchange for each portion of the Permanent Global Note, such Definitive Notes. The Euroclear Operator or Cedel Bank, as the case may be, shall then deliver such Definitive Notes (A) in the case of an exchange initiated by an Exchange Request, (x) to the beneficial owner (or to such person as the beneficial owner may direct) of the portion of the Permanent Global Note with respect to which the Exchange Request was submitted and (y) to the Euroclear Operator and Cedel Bank, as the case may be, for the account of the beneficial owners of all remaining interests in the Permanent Global Note in accordance with their interests, or (B) in the case of an exchange following a notice of acceleration of the Permanent Global Note or of closure of a relevant clearing system, to the beneficial owners of all the interests in the Permanent Global Note in accordance with their interests.


         SECTION 3.05.  No Exchange in Certain Circumstances.

         None of the Company, the Trustee and any Non-U.S. Paying Agent will be required to exchange Notes to be redeemed during the period of 15 calendar days preceding the first publication of notice of redemption.

         SECTION 3.06.  No Delivery into the United States.

         No Definitive Note or Coupon delivered in exchange for a portion of the Permanent Global Note shall be mailed or otherwise delivered to any location in the United States. The term "United States" means the United States of America (including the States and the District of Columbia) and its "possessions", which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         SECTION 3.07.  Principal Paying Agent Shall be Authenticating Agent.

         The Principal Paying Agent shall be an Authenticating Agent.

                                    ARTICLE 4


                       PAYMENTS OF PRINCIPAL AND INTEREST

         SECTION 4.01.  Appointment of Paying Agents.

         The Company initially appoints the Trustee, at its office in London at Trinity Tower, 9 Thomas More Street, London E19YT, England, as the principal Paying Agent for the Notes outside the United States (the "Principal Paying Agent"). The Company initially appoints Chase Manhattan Bank Luxembourg S.A., at its office in Luxembourg at 5 rue Plaetis, L-2338 Luxembourg, Luxembourg, as a Paying Agent in Luxembourg. So long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Company shall maintain a Paying Agent in Luxembourg.

         SECTION 4.02.  Payments on Global Notes.

         Principal and interest payable on the Temporary Global Note or the Permanent Global Note shall be payable to the Euroclear Operator and Cedel Bank for credit to the respective accounts of the beneficial owners of the Temporary Global Note or the Permanent Global Note, as the case may be, provided, however, that in the case of the Temporary Global Note, (a) payment of such principal and interest to the Euroclear Operator or Cedel Bank, as the case may be, is conditioned upon the delivery by the Euroclear Operator or Cedel Bank, as the case may be, to the Principal Paying Agent of a certificate or certificates substantially in the form set forth in Exhibit 2 to the Temporary Global Note and (b) credit of the applicable portion of such principal and interest to the account of a beneficial owner of the Temporary Global Note is conditioned upon the delivery by such beneficial owner to the Euroclear Operator or Cedel Bank, as the case may be, of a certificate dated no earlier than the applicable payment date, in the form set forth in Exhibit 1 to the Temporary Global Note. Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this Section shall satisfy the certification requirements of
Section 3.03 hereof and the interests of the beneficial owners of the Temporary Global Note with respect to which such certification was made will be exchanged, without further act or deed by such beneficial owners, for interests in the Permanent Global Note on the Exchange Date or the date of certification if such date occurs after the Exchange Date. Except as otherwise provided in this Section, no payments of principal or interest owing with respect to a beneficial interest in the Temporary Global Note will be made to the beneficial owner thereof unless and until such interest shall have been exchanged for an interest in the Permanent Global Note. Any principal or interest received by the Euroclear Operator and Cedel Bank in respect of the Temporary Global Note or the Permanent Global

Note and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after the date of such payment in order to be repaid to the Company in accordance with Section 8.03 of the Supplemental Indenture.


         SECTION 4.03.  Payments on Definitive Notes.

         Payment of principal and interest on a Definitive Note will be made in immediately available funds, subject to any applicable laws and regulations, only against presentation and surrender of such Definitive Note or the relevant Coupon, as the case may be, at the office outside the United States of any Non-U.S. Paying Agent by check or, at the option of the Holder, by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States if appropriate wire transfer instructions have been received by such Non-U.S. Paying Agent not less than 15 calendar days prior to an applicable payment date.

         SECTION 4.04.  No Service Charge.

         No service charge shall be made for any exchange of Notes, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.



                                    ARTICLE 5

                            CONVERSION AND REDEMPTION

         SECTION 5.01.  Appointment of Conversion Agents.

         The Company initially appoints the Trustee, at its office in London at Trinity Tower, 9 Thomas More Street, London E19YT, England, as a conversion agent (a "Conversion Agent") and the principal Conversion Agent for the Notes outside the United States (the "Principal Conversion Agent"). The Company initially appoints Chase Manhattan Bank Luxembourg S.A., at its office in Luxembourg at 5 rue Plaetis, L-2338 Luxembourg, Luxembourg, as a Conversion Agent in Luxembourg. Each Conversion Agent shall be deemed a Paying Agent for purposes of the Supplemental Indenture solely as it relates to the Notes. So long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Company shall maintain a Conversion Agent in Luxembourg.

         SECTION 5.02.  Conversion.


         The Notes shall be convertible into cash as provided therein.

         Each Conversion Agent shall accept, on or before 5:00 P.M., London time, on any Business Day at its specified office, delivery of Conversion Notices and any Notes (including unmatured Coupons relating thereto) being surrendered for conversion, and will provide the person delivering any such Notes with a receipt therefor, and, in the event that an Interest Payment Date will fall on the next Business Day following delivery of such Conversion Notice and such Notes, a separate receipt representing the Coupon that would be redeemable on such Interest Payment Date. Any Conversion Notice delivered to a Conversion Agent after 5:00 P.M., London time, on any Business Day shall be deemed to have been delivered on the immediately succeeding Business Day. Each Conversion Agent other than the Principal Conversion Agent shall, immediately upon receipt of a Conversion Notice delivered to it as aforesaid (and in any event not later than 5:00 P.M., London time, on the Business Day delivered to
it), send a copy of such Conversion Notice and the Notes (including all unmatured Coupons relating thereto) being surrendered for conversion by facsimile to the Principal Conversion Agent.

         In respect of all valid Conversion Notices received on any Business Day (any determination as to whether a Conversion Notice is valid and has been properly and completely delivered as provided in the Notes shall be made by (i) the Principal Conversion Agent after consultation with the Euroclear Operator or Cedel Bank, as the case may be, if the Notes are represented by the Permanent Global Note or by Definitive Notes that are held by the Euroclear Operator or Cedel Bank or (ii) the Principal Conversion Agent if the Notes are represented by Definitive Notes not held by the Euroclear Operator or Cedel Bank, and shall, in either of cases (i) or (ii), absent manifest error, be conclusive and binding on the Company and the relevant Holder), the Principal Conversion Agent shall:

                  (i) prior to 4:30 P.M. (London time) on the Business Day immediately following the day on which a Conversion Agent receives such Conversion Notices, notify the Calculation Agent, the Company and, if CSFP is no longer acting in its capacity as Calculation Agent hereunder, CSFP by facsimile (which notification to the Calculation Agent shall be preceded by oral notification) of the following information with respect to the valid Conversion Notices received by it on the relevant Business Day;

                           (1) the name of each  Holder  delivering a Conversion
                  Notice to each Conversion Agent;

                           (2) the principal  amount of Notes being converted by
                  each such Holder at each Conversion Agent and the aggregate principal amount of all Notes being converted by all Holders at each Conversion Agent; and


                           (3) the relevant Conversion Date;

                  (ii) confirm with the Euroclear Operator or Cedel Bank, if the relevant Notes are represented by the Permanent Global Note or by Definitive Notes held by the Euroclear Operator or Cedel Bank, the principal amount of Notes to which a Conversion Notice relates and the details of the account from which the Notes are to be debited;

                  (iii) arrange for the payment of the Conversion Amount in accordance with the instructions contained in the Conversion Notice; and

                  (iv) carry out such other acts as may be necessary to give effect to the provisions of the Notes.

         On the next Business Day following a Conversion Date, the Calculation Agent shall provide written notice to the Company, the Trustee and the Principal Conversion Agent of the Conversion Amount to be delivered to all the converting Holders by each Conversion Agent and the related Settlement Date. Upon the occurrence of an event requiring an adjustment to the calculation of the Conversion Amount as set forth in the Notes, the Calculation Agent will promptly notify the Company and the Principal Conversion Agent, which in turn will notify the Holders, of such event and of the method of calculation to be used to make any such adjustment. So long as the Notes are listed on the Luxembourg Stock Exchange, the Calculation Agent will also notify the Luxembourg Stock Exchange with respect to any such adjustment.

         SECTION 5.03.  Conversion Notices.

         Each Conversion Agent shall make available, and promptly upon request provide to any Holder, notices substantially in the form set forth in Exhibit B hereto (or such other form as shall be provided by the Company with the approval of the Principal Conversion Agent, which approval shall not be unreasonably withheld or delayed), and at the same time notify such Holder of any additional certifications or restrictions that may be notified to the Principal Conversion Agent by the Company.

         SECTION 5.04.  Calculation Agent.

         The  Company   initially   appoints  CSFP  as  calculation  agent  (the
"Calculation Agent") with respect to the Notes. All determinations or calculations made by the Calculation Agent shall be made without taking account of the interests of the Holders and without liability on its part (other than as provided in the Agency Agreement) and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company, the Agents and the Holders.

         SECTION 5.05.  Optional Redemption.

         The Notes shall be redeemable at the option of the Company in the manner set forth therein. Notwithstanding Section 3.03 of the Supplemental Indenture, the Company may give notice of an optional redemption pursuant to this Section at least 15 but not more than 30 days before the date fixed for redemption.

         SECTION 5.06.  Tax Redemption; Withholding.

         The Notes shall be redeemable upon the occurrence of certain events in the manner set forth therein and in Article 3 of the Supplemental Indenture.

         If the Company is, in respect of any payment in respect of the Notes, compelled to withhold or deduct any amount for or on account of any taxes or to pay additional amounts in respect thereof or elects to withhold or deduct any amount for or on account of a backup withholding tax or similar charge or elects to pay additional amounts in respect thereof, in either case as provided in the Notes, the Company shall give notice to the Trustee and each Non-U.S. Paying Agent (with a copy to the Calculation Agent) as soon as it makes such election or becomes aware of the requirement to make the withholding or deduction or to pay such additional amounts, as the case may be, and shall give to each of the Trustee and each Non-U.S. Paying Agent such information as it shall require to enable it to comply with the requirement.

                                    ARTICLE 6


                                  MISCELLANEOUS

         SECTION 6.01.  Notices.

         Notices to Holders will be given by publication in a newspaper in the English language of general circulation in the City of London or, if publication in London is not practical, in an English language newspaper with general circulation in Western Europe. Notwithstanding the foregoing, so long as the Notes are represented by the Temporary Global Note or the Permanent Global Note and such Note is held on behalf of the Euroclear Operator or Cedel Bank, any such notice may, at the Company's option in lieu of such publication, be given by delivery to the Euroclear Operator or Cedel Bank, as the case may be, in which event such notice shall be deemed to have been given to the Holders on the seventh business day in Brussels or Luxembourg, as the case may be, after the day on which such notice is so delivered. So long as the Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notice to the Holders will also be published in English in a leading newspaper having general circulation in Luxembourg, or, if such Luxembourg publication is not practicable, in one other leading English language daily newspaper with general circulation in Europe, such newspaper being published on each Business Day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions. Except as set forth above, notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication.

         Notices to Cedel Bank shall be  given  to  it  at Cedel  Bank,  societe
anonyme,  67  Boulevard  Grande-Duchesse  Charlotte,  Luxembourg-Ville,   L-1010
Luxembourg, Attention: OCE Department, Telex: 2791.

         Notices  to  the  Euroclear  Operator  shall  be  given to it at Morgan
Guaranty Trust Company of New York (as operator of the Euroclear System),Brussels office, Boulevard Emile Jacqmain 151, B-1210 Brussels, Belgium,
Attention: Custody Processing Department, Telex: 61025 MGTEC B.

         Notices to the Principal Paying Agent and the Principal Conversion Agent shall be given to it at The Chase Manhattan Bank, Trinity Tower, Thomas More Street, London E19YT, England, Attention: Manager, Global Trust Operations,
Fax: 44 1202 34 7945, Telex: 8954681 CMBG.

         Notices to the Paying Agent and the Conversion Agent in Luxembourg shall be given to it at Chase Manhattan Bank Luxembourg S.A., 5 rue Plaetis, L-

2338 Luxembourg,  Luxembourg,  Attention: Manager, Global Trust Operations, Fax:
352 4626 85380, Telex: 1233 CHASLU.

         Notices to the Luxembourg Stock Exchange shall be given to it c/o Banque Internationale a Luxembourg S.A., 69, route d'Esch, L-1470 Luxembourg, Luxembourg, attention: Jacques Kinnen, Fax: 352 4590 4227.

         Notices to the Calculation Agent (and in the event that CSFP is no longer Calculation Agent, CSFP) shall be given to it c/o CSFP Capital, Inc., Eleven Madison Avenue, New York, N.Y. 10010, attention: Ricardo Harewood/ Sharmila Ruder, Fax: (212) 325-8174.

         SECTION 6.02.  Securityholder Lists.

         The provisions of Section 2.09 of the Supplemental Indenture shall not apply to the Notes.

         SECTION 6.03. Collection Suit by Trustee; Trustee May File Proofs of Claim.

         All rights of action and of asserting claims under the Notes or any Coupons or under the Supplemental Indenture, with respect to the Notes, may be enforced by the Trustee without the possession of any of the Notes or Coupons or the production thereof on any trial or other proceedings relative thereto.

         SECTION 6.04.  Evidence of Action Taken by Securityholders.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Notes or the Supplemental Indenture, with respect to the Notes, to be given or taken by a specified percentage in principal amount of the Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing and, except as otherwise expressly provided in the Supplemental Indenture, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Supplemental Indenture, with respect to the Notes, and (subject to Sections 7.01 and 7.02 of the Supplemental Indenture) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         SECTION 6.05. Proof of Execution of Instruments and of Holding of Securities.


         Subject to Sections 7.01 and 7.02 of the Supplemental Indenture, the execution of any instrument by a Securityholder or its agent or proxy may be proved in the following manner. The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Note, and the identifying number of such Note and the date of its holding the same, may be proved by the production of such Note or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Note bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Notes. The holding by the person named in any such certificate of any Notes specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Notes shall be produced, (ii) the Notes specified in such certificate shall be produced by some other person, or (iii) the Notes specified in such certificate shall have ceased to be Outstanding. Subject to Sections 7.01 and 7.02 of the Supplemental Indenture, the fact and date of the execution of any such instrument and the amount and numbers of Notes held by the person so executing such instrument and the amount and numbers of Notes may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner that the Trustee may deem sufficient.

         SECTION 6.06.  [Reserved].

         SECTION 6.07.  Exhibits.

         The Exhibits hereto shall be deemed a part of this Second Supplement to the Supplemental Indenture.

         SECTION 6.08.  Duplicate Originals.

         The parties may sign any number of copies of this Second Supplement to the Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.



(seal)                                      TEXACO CAPITAL INC.

                                            By:   Peter M. Wissel
                                               -------------------------
                                                  Title:

Attest:
 Eric B. Silberstein
---------------------
Title:  Attorney


(seal)                                      TEXACO INC.

                                            By:    S. Faber
                                               -------------------------
                                                  Title:

Attest:
 Eric B. Silberstein
---------------------
Title:  Attorney


(seal)                                      THE CHASE MANHATTAN BANK,
                                                     as Trustee

                                            By:   R.J. Hollerin
                                               -------------------------
                                                  Title: Second Vice President

Attest:
 John T. Needham, Jr.
---------------------
Title:  Trust Officer

                                                                     EXHIBIT A-1


                         [FORM OF TEMPORARY GLOBAL NOTE]


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                               TEXACO CAPITAL INC.

                              Temporary Global Note

                                  representing

    U.S.$200,000,000 3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                                  Guaranteed by

                                   TEXACO INC.

                           Interest Payable: August 5


         Texaco Capital Inc. promises to pay to bearer, upon surrender hereof, the principal sum specified in Schedule A hereto on August 5, 2004 (except to the extent previously redeemed).



1.  Interest.

         Texaco Capital Inc. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Note from time to time specified in Schedule A hereto at the rate per annum shown above. The Company will pay interest annually on August 5 of each year. Interest on the Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 5, 1997. Except as provided in the Indenture, this Note will cease to bear interest from and after the earlier of (a) August 5, 2004 or
(b) the date fixed for redemption of this Note. If interest is required to be calculated for a period of less than one year, it will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

2.  Method of Payment.

         Upon any payment of interest on this Note, the Principal Paying Agent (as defined below) shall cause Schedule A of this Note to be endorsed to reflect such payment. No payment on this Note will be made at any office or agency of the Company in the United States (as defined below) or by check mailed to an address in the United States or by wire transfer to an account maintained by the Holder of this Note with a bank in the United States except as may be permitted under United States federal tax laws and regulations then in effect without adverse tax consequences to the Company. Notwithstanding the foregoing, in the event that payment in U.S. dollars of the full amount payable on this Note at the offices of all Non-U.S. Paying Agents (as defined below) would be illegal or effectively precluded as a result of exchange controls or similar restrictions, payment on this Note will be made by a Paying Agent in the Borough of Manhattan, The City of New York, if and only if (i) such Paying Agent, under applicable law and regulations, would be able to make such payment and (ii) such payment would not involve, in the opinion of the Company, adverse tax consequences for the Company. Notwithstanding any other provision of this Note, no payment of principal or interest shall be made on any portion of this Note unless there shall have been delivered to the Principal Paying Agent a certificate substantially in the form of Exhibit 2 hereto with respect to the portion of this Note with respect to which such principal or interest is to be paid. Such certificate shall have been delivered to the Principal Paying Agent by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator"), or Cedel Bank, societe anonyme ("Cedel Bank") and shall be based on a certificate substantially in the form of
Exhibit 1 hereto provided to the Euroclear Operator or Cedel Bank, as the case may be, by those of its account holders who are to receive such payment of principal or interest. Owners of beneficial interests in this Note must look solely to the Euroclear Operator or Cedel Bank, as the case may be, for their share of each payment made to the bearer of this Note.

3.  Paying Agents.

         Initially, The Chase Manhattan Bank, as Trustee (the "Trustee"), at its office in London at Trinity Tower, 9 Thomas More Street, London E19YT, England, will act as the principal Paying Agent for the Notes outside the United States (the "Principal Paying Agent"). Initially, Chase Manhattan Bank


                                      A-1-2

Luxembourg S.A., at its office in Luxembourg at 5 rue Plaetis, L-2338 Luxembourg, Luxembourg, will act as a Paying Agent in Luxembourg. The Company may appoint additional Paying Agents or change any Paying Agent without notice to Holders (any such additional Paying Agent or other Paying Agent for the Notes outside the United States, a "Non-U.S. Paying Agent").

4.  Indenture.

         The Company issued this Note as part of a Series of Securities, designated as "3.50% Guaranteed Cash-Settled Convertible Notes Due 2004" (the "Notes"), under an indenture dated as of August 24, 1984, as supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, as further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, and as further amended by the Second Supplement to the First Supplemental Indenture dated as of August 5, 1997 (as so supplemented and amended, the "Indenture"), among the Company, Texaco Inc. and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 7aaa-77bbbb) as amended (the "Act"). This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and the Act for a statement of them. All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

5.  Guaranty.

         The Notes are guaranteed by Texaco Inc.

6.  Exchange for Permanent Global Note.

         This Note is exchangeable in whole or from time to time in part on or after the Exchange Date (as defined below) for an interest (equal to the principal amount of the portion of this Note being exchanged) in a single permanent global note (the "Permanent Global Note") upon the request of the Euroclear Operator or Cedel acting on behalf of the owner of a beneficial interest in this Note, to the Principal Paying Agent upon delivery to the Principal Paying Agent of a certificate substantially in the form of Exhibit 2 hereto with respect to the portion of this Note to be exchanged; provided that the Company shall not be required to exchange this Note for a period of fifteen calendar days preceding the first publication of a notice of redemption of the Notes. Such certificate shall have been delivered to the Principal Paying Agent by the Euroclear Operator or Cedel, as the case may be, and shall be based on a certificate substantially in the form of

                                      A-1-3

Exhibit 1 hereto provided to the Euroclear Operator or Cedel, as the case may be, by those of its account holders having an interest in the portion hereof to be exchanged. Notwithstanding the foregoing, if this Note is subject to a tax redemption as described on the reverse of the Permanent Global Note, the form of which is attached hereto, interests in this Note may be exchanged for interests in the Permanent Global Note on and after such redemption date as if such redemption date had been the Exchange Date, subject to receipt of the certificates described in the preceding sentence. Upon exchange of any portion of this Note for an interest in the Permanent Global Note, the Principal Paying Agent shall cause Schedule A of this Note to be endorsed to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount being so exchanged. Except as otherwise provided herein, until exchanged for the Permanent Global Note, this Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are hereby incorporated by reference herein MUTATIS MUTANDIS and shall be binding on the Company and the Holder hereof as if fully set forth herein, and shall in all respects be entitled to the same benefits under the Indenture as the Permanent Global Note duly authenticated and delivered. Notwithstanding the foregoing, the provisions of paragraph 6 of the Permanent Global Note shall not apply to this Note. The form of the Permanent Global Note is attached hereto.


         As used herein:

                   (a) the term "Exchange Date" means September 15, 1997, PROVIDED that if an interest represented by this Note is held by Credit Suisse First Boston (Europe) Limited, Swiss Bank Corporation, UBS Limited or any other manager participating in the distribution of the Notes as part of an unsold allotment or subscription, the Exchange Date with respect to such interest shall be the day after the date such interest is sold by such manager, all as determined and notified to the Principal Paying Agent by Credit Suisse First Boston (Europe) Limited; and

                   (b) the term "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.


                                      A-1-4

7.  Authentication.


         This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.












                                      A-1-5

Dated: August 5, 1997                                TEXACO CAPITAL INC.

                                                     By: ______________________
                                                            [Title]

                                                     By: ______________________
                                                            [Title]

Authenticated:
THE CHASE MANHATTAN BANK
as Trustee

By: ______________________
       Authorized Officer




                                    GUARANTY

         TEXACO INC., a Delaware corporation (the "Guarantor"), unconditionally guarantees to the Holder of this Note the due and punctual payment of the principal of and interest on this Note.

         The Guarantor shall not be entitled to receive any payments based upon a right of subrogation with respect to any amounts paid by the Guarantor to Holders until the principal of and interest on all Notes shall have been paid in full or for which payment has been provided.


                                                     TEXACO INC.

                                                     By: ______________________
                                                            [Title]

                                                                      SCHEDULE A


                       SCHEDULE OF PAYMENTS AND EXCHANGES

         The initial Principal Amount of this Note is U.S.$200,000,000. The following payments of interest and exchanges of a part of this Note for an interest in the Permanent Global Note have been made:


    Date of      Payment of Interest     Principal Amount     Remaining Principal       Notation Made
   Exchange                                Exchanged for       Amount Outstanding     by or on Behalf of
  or Interest                                Permanent             Following        Principal Paying Agent
    Payment                             Global Bearer Note       Such Exchange
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT 1


                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   AN ACCOUNT HOLDER OF THE EUROCLEAR OPERATOR
                                 AND CEDEL BANK]


                                   CERTIFICATE

                    -----------------------------------------

                               Texaco Capital Inc.
            3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                    Represented by the Temporary Global Note


         This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause
(iii) above (whether or not also described in clause (i) or (ii)) such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certificate excepts and does not relate to U.S.$ _________ of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange for and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any principal or interest) cannot be made until we do so certify.

         We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United
States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ___________, ____

[To be dated no earlier than the 10th day before September 15, 1997]

                                             [NAME OF ACCOUNT HOLDER]


                                             By: _________________________

                                             (Authorized Signatory)
                                             Name:
                                             Title:

                                                                       EXHIBIT 2


                       [FORM OF CERTIFICATE TO BE GIVEN BY
                     THE EUROCLEAR OPERATOR AND CEDEL BANK]


                                   CERTIFICATE

                    -----------------------------------------

                               Texaco Capital Inc.
            3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                    Represented by the Temporary Global Note


         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Temporary Global Note, as of the date hereof, U.S.$__________ principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owners of the Notes are United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)), such financial institutions have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify (i) that we are not making available herewith for exchange (or, if relevant, seeking to collect principal or interest with respect
to) any portion of the temporary global Security representing the above-captioned Notes excepted in the above-referenced certificates of Member Organizations and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith (or, if relevant, with respect to which principal or interest is being requested) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United
States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ___________, ____

[To be dated no earlier than
September 15, 1997]

                                           [MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK,
                                             BRUSSELS OFFICE, as Operator of the
                                             Euroclear System]

                                           [CEDEL BANK S.A.]

                                           By: ___________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT A-2


                     [FORM OF FACE OF PERMANENT GLOBAL NOTE]


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                               TEXACO CAPITAL INC.

                              Permanent Global Note

                               representing up to

    U.S.$200,000,000 3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                                  Guaranteed by

                                   TEXACO INC.

                           Interest Payable: August 5


         Texaco Capital Inc. promises to pay to bearer, upon surrender hereof, the principal sum specified in Schedule A hereto on August 5, 2004 (except to the extent previously redeemed or converted).

Dated:   August 5, 1997                     TEXACO CAPITAL INC.

                                            By: ______________________
                                                   [Title]

                                            By: ______________________
                                                   [Title]

Authenticated:
THE CHASE MANHATTAN BANK
as Trustee

By: ______________________
       Authorized Officer

                   [FORM OF REVERSE OF PERMANENT GLOBAL NOTE]



1.  Interest.

         Texaco Capital Inc. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Note from time to time specified in Schedule A hereto at the rate per annum shown above. The Company will pay interest annually on August 5 of each year (each, an "Interest Payment Date"). Interest on the Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 5, 1997 (the "Issue Date"). Except as provided in the Indenture, this Note will cease to bear interest from and after the earlier of (a) August 5, 2004 or (b) the date fixed for redemption of this Note, and any portion of this Note with respect to which a Conversion Notice (as defined below) has been delivered will cease to bear interest from and after the Interest Payment Date immediately preceding the relevant Conversion Date (as defined below) or, if there is no such Interest Payment Date, the Issue Date. If interest is required to be calculated for a period of less than one year, it will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

2.  Method of Payment.

         Payment of the principal of this Note and the interest due at maturity (or on any redemption date) will be made upon presentation and surrender of this Note at the office or of any Non-U.S. Paying Agent. No payment on this Note will be made at any office or agency of the Company in the United States (as defined below) or by check mailed to an address in the United States or by wire transfer to an account maintained by the Holder of this Note with a bank in the United States except as may be permitted under United States federal tax laws and regulations then in effect without adverse tax consequences to the Company. Notwithstanding the foregoing, in the event that payment in U.S. dollars of the full amount payable on this Note at the offices of all Non-U.S. Paying Agents
(as defined below) would be illegal or effectively precluded as a result of exchange controls or similar restrictions, payment on this Note will be made by a Paying Agent in the Borough of Manhattan, The City of New York, if and only if
(i) such Paying Agent, under applicable law and regulations, would be able to make such payment and (ii) such payment would not involve, in the opinion of the Company, adverse tax consequences for the Company. Owners of beneficial interests in this Note must look solely to Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator") or


                                     A-2-3

Cedel Bank, societe anonyme ("Cedel Bank"), as the case may be, for their share of each payment made to the bearer of this Note.

3.  Paying and Conversion Agents.

         Initially, The Chase Manhattan Bank, as Trustee (the "Trustee"), at its office in London at Trinity Tower, 9 Thomas More Street, London E19YT, England, will act as the principal Paying Agent for the Notes outside the United States (the "Principal Paying Agent") and as the principal Conversion Agent for the Notes outside the United States (the "Principal Conversion Agent"). Initially, Chase Manhattan Bank Luxembourg S.A., at its office in Luxembourg at 5 rue Plaetis, L-2338 Luxembourg, Luxembourg, will act as a Paying Agent and a Conversion Agent in Luxembourg. The Company may appoint additional Paying Agents or Conversion Agents or change any Paying Agent or Conversion Agent without notice to Holders (any such additional Paying Agent or other Paying Agent for the Notes outside the United States, a "Non-U.S. Paying Agent").

4.  Indenture.

         The Company issued this Note as part of a Series of Securities, designated as "3.50% Guaranteed Cash-Settled Convertible Notes Due 2004" (the "Notes"), under an indenture dated as of August 24, 1984, as supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, as further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, and as further amended by the Second Supplement to the First Supplemental Indenture dated as of August 5, 1997 (as so supplemented and amended, the "Indenture"), among the Company, Texaco Inc. and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 7aaa-77bbbb) as amended (the "Act"). This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and the Act for a statement of them. All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                     A-2-4

5.  Guaranty.

         The Notes are guaranteed by Texaco Inc.

6.  Conversion.

         At any time during the Conversion Period (as defined below), this Note may be surrendered for conversion into the cash Conversion Amount (as defined below) at the option of the owners of beneficial interests herein as follows. On any Business Day (as defined below) during the Conversion Period, the owner of a beneficial interest in this Note may give notice to any Conversion Agent, who will provide copies to the Company, the Calculation Agent, the Principal Conversion Agent and the Trustee, in writing in the form provided in the Indenture (a "Conversion Notice"), that such owner elects to convert this Note or a specified portion hereof into the Conversion Amount. In addition, the converting owner of a beneficial interest in this Note must deliver the Conversion Notice to the Euroclear Operator or Cedel Bank, as the case may be, together with an authority to debit such owner's account pro tanto. Interests in this Note may only be converted in a minimum principal amount of U.S.$10,000 and integral multiples of U.S.$10,000 in excess thereof. On the relevant Conversion Date (as defined below), the Conversion Agent to whom the Conversion Notice is delivered shall obtain confirmation from the Euroclear Operator or Cedel Bank, as the case may be, that such owner is shown on its records as the owner of at least the principal amount of Notes in respect of which the Conversion Notice is delivered, and the Euroclear Operator or Cedel Bank, as the case may be, shall debit such owner's account with the principal amount of this Note to be converted and the principal amount of this Note shall be reduced accordingly. Any question as to the validity of a Conversion Notice or as to whether such notice has been properly and timely given will be resolved finally by the Principal Conversion Agent in its sole discretion. No interest shall be payable on any portion of this Note with respect to which a Conversion Notice has been delivered on any Interest Payment Date occurring on or after the relevant Conversion Date.

         On the Settlement Date (as defined below) with respect to the conversion of a beneficial interest in this Note, the Holder of this Note will be entitled to receive the Conversion Amount in cash. Any payment of the Conversion Amount shall be deemed to be a payment of principal for all purposes under the Indenture and the Notes. Owners of beneficial interests in this Note must look solely to the Euroclear Operator or Cedel Bank, as the case may be, for their share of each payment made to the bearer of this Note.

                                     A-2-5

         As used herein:

                   (a) the term "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York, the City of London or Luxembourg are authorized or obligated by law or executive order to close;

                   (b) the term "Closing Price" means, with respect to any security on any date, the closing sale price or last reported sale price for the security on the principal securities exchange or national market system on which such security is listed for trading or quoted on such date or, if such security is not so listed or quoted on such date, the fair market value of such security on such date, as determined by the Calculation Agent, in each case subject to adjustment as described below;

                   (c) the term "Conversion Amount" means, with respect to the principal amount of this Note with respect to which a Conversion Notice has been given, (i) if the relevant Conversion Notice is delivered prior to notice of redemption having been given by the Company, an amount in cash determined by the Calculation Agent to be the Closing Price of the Texaco Common Stock on the related Conversion Date (or, if the Conversion Date is not a Trading Day, on the first following day that is a Trading Day) multiplied by the Conversion Ratio, or (ii) if the relevant Conversion Notice is delivered after the giving of a notice of redemption by the Company or within eight Business Days prior to July 22, 2004, an amount in cash determined by the Calculation Agent to be the average of the Closing Prices of the Texaco Common Stock on the five consecutive Trading Days commencing on the applicable Conversion Date multiplied by the Conversion Ratio;

                   (d) the term "Conversion Date" means, with respect to any portion of this Note with respect to which a Conversion Notice is given, the second Business Day immediately following the date of delivery of such Conversion Notice to the relevant Conversion Agent and the Euroclear Operator or Cedel Bank, as the case may be;

                   (e) the term "Conversion Period" means the period commencing on September 15, 1997 and ending at 5:00 P.M., London time, on July 22, 2004 or, if this Note shall have been called for redemption prior to August 5, 2004, ending at 5:00 P.M., London time, on the date eight Business Days prior to the date fixed for redemption thereof; provided that if the Company defaults in making payment in full in respect of this Note or

                                     A-2-6
         prior to the date fixed for redemption hereof, the Conversion Period will continue until 5:00 P.M., London time, on the date upon which the full amount of the moneys payable in respect of this Note has been duly received by the Trustee and notice of such receipt has been duly given to the Holders of the Notes by the Trustee;

                   (f) the term "Conversion Ratio" means 71.35 shares of Texaco Common Stock per U.S.$10,000 principal amount of Notes;

                   (g) the term "Settlement Date" means the day as soon as reasonably practicable after the Conversion Date determined by the Calculation Agent and the Principal Conversion Agent to be the day for payment of the Conversion Amount;

                   (h) the term "Texaco Common Stock" means the common stock of Texaco Inc.; and

                   (i) "Trading Day" means, with respect to any security, any day that is a trading day on the principal securities exchange or national market system on which such security is then listed other than a day on which (i) trading on such exchange or national market system is scheduled to close prior to its regular weekday closing time or (ii) there occurs any suspension of or limitation imposed on trading of such security on such exchange during the one-half hour period that ends at its regular weekday closing time that is, in the determination of the Calculation Agent, material.

         The Closing Price of the Texaco Common Stock on any of the Trading Days used to calculate the Conversion Amount will be subject to adjustment by the Calculation Agent as described below to the extent that any of the events requiring such adjustment occurs during the period commencing on the date of this Note and ending on such Trading Day.

     Texaco Common Stock Dividends and Extraordinary Dividends and Distributions

         In the event that a dividend or other distribution is declared (i) on any class of Texaco capital stock, payable in shares of Texaco Common Stock,
(ii) on the Texaco Common Stock payable in cash in an amount greater than 10% of the Closing Price of the Texaco Common Stock on the date fixed for the determination of the shareholders of Texaco entitled to receive such cash dividend (an "Extraordinary Cash Dividend"), or (iii) on the Texaco Common Stock of

                                     A-2-7
evidences of indebtedness or assets (including securities, but excluding any dividend or distribution covered by clause (i) or any Texaco Spin-off described under "-Dissolution of Texaco; Mergers, Consolidations or Sales of Assets; Spin-offs" below) (an "Extraordinary Distribution"), any Closing Price of the Texaco Common Stock used to calculate the Conversion Amount on any Trading Day that follows the date (the "Texaco Record Date") fixed for the determination of the shareholders of Texaco entitled to receive such dividend or other distribution shall be increased by multiplying such Closing Price by a fraction, the numerator of which shall be the number of shares of Texaco Common Stock outstanding on the Texaco Record Date plus the number of shares constituting such distribution or, in the case of any Extraordinary Cash Dividend or Extraordinary Distribution, plus the number of shares of Texaco Common Stock that could be purchased with the amount of such Extraordinary Cash Dividend or the fair market value (as determined by the Calculation Agent, whose determination shall be conclusive and binding) of the evidences of indebtedness or assets constituting such Extraordinary Distribution at the Closing Price on the Trading Day immediately subsequent to such Texaco Record Date, and the denominator of which shall be the number of shares of Texaco Common Stock outstanding on the Texaco Record Date.

     Subdivisions and Combinations of the Texaco Common Stock

         In the event that the outstanding shares of Texaco Common Stock are subdivided into a greater number of shares, the Closing Price of the Texaco Common Stock used to calculate the Conversion Amount on any Trading Day that follows the date on which such subdivision becomes effective will be proportionately increased and, conversely, in the event that the outstanding shares of Texaco Common Stock are combined into a smaller number of shares, such Closing Price of the Texaco Common Stock will be proportionately reduced.

     Reclassifications of the Texaco Common Stock

         In the event that the Texaco Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (except to the extent otherwise provided under "-Texaco Common Stock Dividends and Extraordinary Dividends and Distributions" and "-Subdivisions and Combinations of Texaco Common Stock" above or pursuant to a Reorganization Event described under "-Dissolution of Texaco; Mergers, Consolidations or Sales of Assets; Spin-offs" below), the Conversion Amount will be calculated by using the aggregate Closing Prices of the shares of stock into which a share of Texaco Common Stock was changed on any Trading Day that follows the effectiveness of such change.

                                     A-2-8

         As  a  result  of   the  foregoing  provisions,   in   the  case  of  a
reorganization or reclassification of the Texaco Common Stock, the Closing Prices of one or more securities in addition to or in substitution for the Texaco Common Stock may be used to calculate the Conversion Amount. For example, if the Texaco Common Stock were reclassified into one share of Texaco Class A Common Stock and one share of Texaco Class B Common Stock, the Conversion Amount would be calculated by reference to the Closing Prices of the Texaco Class A Common Stock and the Texaco Class B Common Stock.

   Other Dilution Events

         In the event that the Company (with the prior written approval of the Calculation Agent) or the Calculation Agent determines that an adjustment should be made to the Closing Price of the Texaco Common Stock on any of the Trading Days used to calculate the Conversion Amount as a result of one or more events or circumstances not otherwise described above (even if such event or circumstance is specifically excluded from the operation of the provisions described above), the Company shall at its own expense and acting reasonably request the Calculation Agent to determine as soon as practicable what adjustment (if any) is fair and reasonable to take account thereof.

   Dissolution of Texaco; Mergers, Consolidations or Sales of Assets; Spin-offs.

         In the event of any (i) consolidation or merger of Texaco with or into another entity (other than a consolidation or merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding Texaco Common Stock), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of Texaco, (iii) liquidation, dissolution or winding up of Texaco or (iv) declaration of a distribution on the Texaco Common Stock of the common stock of any subsidiary of Texaco (a "Texaco Spin-off") (any of the events described in (i), (ii), (iii) or (iv), a "Reorganization Event"), for purposes of determining the Conversion Amount, the Closing Price of the Texaco Common Stock on any Trading Day subsequent to, in the case of a Reorganization Event other than a Texaco Spin-off, the effective time of such Reorganization Event or, in the case of a Texaco Spin-off, the record date fixed for the determination of the shareholders of Texaco entitled to receive the securities distributed in such Texaco Spin-off (the "Spin-off Record Date") will be deemed to be the amount equal to (1) the value of the cash and other property (including securities) received by a holder of a share of Texaco Common Stock (assuming such holder of Texaco Common Stock failed to exercise any rights of election and received per share the kind and amount received by a plurality of non-electing shares) in any such Reorganization Event (plus, in the case of a Texaco Spin-off, the value of a share

                                     A-2-9
of Texaco Common Stock), and (2) to the extent that such holder obtains securities in any Reorganization Event, the value of the cash and other property received by the holder of such securities in any subsequent event with respect to the issuer of such securities that would, if such issuer were Texaco, be a Reorganization Event. For purposes of determining any such Closing Prices, the value of (i) any cash and other property (other than securities) received in any such Reorganization Event will be an amount equal to the value of such cash and other property at the effective time of such Reorganization Event (as determined by the Calculation Agent, whose determination shall be conclusive and binding), and (ii) any property consisting of securities received in any such
Reorganization Event will be an amount equal to the Closing Prices of such securities on any Trading Day following, in the case of a Reorganization Event other than a Texaco Spin-off, the effective time of such Reorganization Event or, in the case of a Texaco Spin-off, the Spin-off Record Date.

         If any action would require adjustment of the Closing Price pursuant to more than one of the foregoing provisions, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of this Note. No adjustment in the Closing Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Closing Price, but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

         The Calculation Agent will promptly notify the Company and the Principal Conversion Agent, which will in turn notify the Holders, of any event requiring an adjustment and of the method of calculation to be used to make any dilution adjustment as described above.

         All determinations made by the Calculation Agent shall be at the sole discretion of the Calculation Agent and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders, and the Calculation Agent shall have no liability therefor. All results of any calculation of the Conversion Amount will be rounded, if necessary, to the nearest one-one-hundred-thousandth of a percent (with five one-millionths of a percentage point being rounded downward).

                                     A-2-10

7.  Redemption.

         The Notes are redeemable, at the option of the Company, in whole but not in part, at any time on or after August 5, 1999, at the principal amount thereof upon not less than 15 days' nor more than 30 days' notice to Holders.

8.  Tax Redemption.

         The Notes may be redeemed as a whole, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption in the manner provided in the Indenture, at the principal amount thereof, together with accrued interest to the date fixed for redemption, if the Company determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date of this Note, the Company or Texaco Inc., as the case may be, has or will become obligated to pay Additional Amounts (as defined below) with respect to the Notes as described below under paragraph 9 hereof. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (i) a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company to so redeem have occurred (the date on which such certificate is delivered to the Trustee being the "Redemption Determination Date"), and (ii) an opinion of counsel reasonably acceptable to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company or Texaco Inc., as the case may be, would be obligated to pay such Additional Amounts if a payment in respect of any Note were then due.

         If the Company shall determine that any payment made outside the United States by the Company or Texaco Inc., as the case may be, by any Paying Agent of principal or interest due in respect of any Note or Coupon (as defined below) would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which is the disclosure to the Company, Texaco Inc., any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Note or Coupon who is a United States Alien (as defined below under ", Payment of Additional Amounts") (other than such a requirement (a) that would not be applicable to a payment made by the Company or Texaco Inc., as the case may be, or any Paying

                                     A-2-11

Agent (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien; provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or agent to such beneficial owner would not otherwise be subject to any such requirement), the Company shall redeem the Notes, as a whole, at the principal amount thereof, together with accrued interest to the date fixed for redemption or, at the election of the Company or Texaco Inc., as the case may be, if the conditions of the next paragraph are satisfied, pay the additional amounts specified in such paragraph. The Company shall make such determination and election as soon as practicable and publish prompt notice thereof (the "Determination Notice") stating the effective date of such certification, identification or other information reporting requirements, whether the Company will redeem the Notes or has elected to pay the additional amounts specified in the next paragraph, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next sentence. If the Company redeems the Notes, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall elect by notice to the Trustee. Notwithstanding the foregoing, the Company shall not so redeem the Notes if the Company or Texaco Inc., as the case may be, shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such certification, identification or other information reporting requirement, in which case the Company shall publish prompt notice of such determination and any earlier redemption notice shall be revoked and of no further effect.

         If and so long as the certification, identification or other information reporting requirements referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company or Texaco Inc., as the case may be, may elect to pay as additional amounts such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirements by the Company or Texaco Inc., as the case may be, or any Paying Agent of principal or interest due in respect of any Note or any Coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, Texaco Inc., any Paying Agent or any governmental authority, with respect to the payment of such additional amounts), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the second parenthetical clause of the first sentence of the preceding paragraph, or (ii) is imposed as a result of presentation of such Note or Coupon for payment

                                     A-2-12
more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less than the amount provided for in such Note or Coupon to be then due and payable. In the event the Company or Texaco Inc., as the case may be, elects to pay any additional amounts pursuant to the applicable provisions of this paragraph, the Company shall have the right to redeem the Notes as a whole at any time pursuant to the provisions of the preceding paragraph and the redemption price of such Notes will not be reduced for applicable withholding taxes. If the Company or Texaco Inc., as the case may be, elects to pay additional amounts pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company will redeem the Notes as a whole, pursuant to the applicable provisions of the preceding paragraph.

9.  Payment of Additional Amounts.

         The Company will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the Holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on such Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note to be then due and payable. The Company will not, however, be required to make any payment of Additional Amounts to any such Holder for or on account of:

               (a) any such tax,  assessment or other  governmental  charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having or having had a permanent establishment therein or (ii) the presentation by the Holder of this Note for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

               (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;


                                     A-2-13

               (c) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

               (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Note;

               (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of or interest on this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

               (f) any tax,  assessment or other governmental  charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the owner or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

               (g) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect subsidiary of the Company; or

               (h) any combination of items (a), (b), (c), (d), (e), (f) or (g);

nor shall Additional Amounts be paid with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Note.

                                     A-2-14

         As used herein, the term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

10.  Transfer.

         The Holder of this Note may transfer this Note in accordance with the Indenture; provided that this Note may be transferred only to a common depositary outside the United States for the Euroclear Operator and Cedel Bank or to a nominee of such a depositary. The Company may require the Holder of this Note, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.  Persons Deemed Owners.

         The bearer of this Note may be treated as the owner of it for all purposes.

12.  Amendments and Waivers.

         Subject to certain exceptions, the Notes or the Indenture with respect to the Notes may be amended with the consent of the Holders of at least 50.1% in principal amount of the Notes outstanding, and any past default or compliance with any provision may be waived with the consent of the Holders of at least 50.1% in principal amount of the Notes outstanding. Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency; to provide for assumption of the Company's obligations to Holders; or to make any change that does not adversely affect the rights of any Holder.

13.  Restrictive Covenants.

         The Notes are unsecured general obligation of the Company limited to $200,000,000 in aggregate principal amount. The Indenture does not limit other unsecured debt. It does limit certain mortgages and sale-leaseback transactions of Texaco Inc. if the property mortgaged or leased is a refinery or a manufacturing plant in the United States or any oil or gas producing property onshore or offshore the United States that is of material importance to the total business of Texaco Inc. and its consolidated subsidiaries. The limitations are subject to a number of


                                     A-2-15
important qualifications and exceptions. Once a year Texaco Inc. must report to the Trustee on compliance with the limitations.

         When a successor corporation assumes all the obligations of the Company under the Notes and the Indenture with respect to the Notes, the Company will be released from those obligations.

14.  Defaults and Remedies.

         An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on the Notes; failure by the Company or by Texaco Inc., as the case may be, for 90 days after notice to the Company to comply with any of its other agreements in the Notes or the Indenture; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable immediately. Holders may not enforce the Notes or the Indenture with respect to the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Notes or the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests.

15.  Trustee Dealings with Company or Texaco Inc.

         The Chase Manhattan Bank as Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, Texaco Inc. or any affiliates of either, and may otherwise deal with the Company, Texaco Inc. or any affiliates of either, as if it were not Trustee.

16.  No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company or Texaco Inc. shall not have any liability for any obligations of the Company or Texaco Inc. under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                                     A-2-16

17.  Exchange for Definitive Notes.

         The beneficial owner of all or a portion of this Note may exchange its interest in this Note upon not less than 30 days' written notice to any Non-U.S. Paying Agent through the relevant clearing system, in whole, for Notes in definitive bearer form with interest coupons ("Coupons") attached ("Definitive Notes") in denominations of U.S.$10,000. Interests in this Note shall also be exchanged by the Company in whole, but not in part, for Definitive Notes if (i) this Note is accelerated following an Event of Default or (ii) either the Euroclear Operator or Cedel Bank is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so. The Company shall give notice to the Principal Paying Agent promptly following any such acceleration or upon learning of any such closure. Any exchanges referred to above shall be made at the office of the Principal Paying Agent, upon compliance with the procedures set forth in the Indenture; provided that the Company shall not be required to exchange this Note for a period of fifteen calendar days preceding the first publication of a notice of redemption of the Notes. Upon exchange of this Note in whole for Definitive Notes, the Principal Paying Agent shall cause Schedule A of this Note to be endorsed to reflect the reduction of the principal amount hereof by an amount equal to the aggregate principal amount of such Definitive Notes, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and noted. All such exchanges of this Note will be free of service charge, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The date of any Definitive Note delivered upon any exchange of this Note shall be such that no gain or loss of interest results from such exchange.

         All (and not less than all) interests in this Note will be exchanged for Definitive Notes as soon as practicable after (i) the first beneficial owner of an interest in this Note exchanges its interest for Definitive Notes or (ii) the Company gives notice to the Principal Paying Agent of an acceleration of the Note or the closure of a relevant clearing system as described above.

18.  Authentication.

         This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                                     A-2-17

                                    GUARANTY

         TEXACO INC., a Delaware corporation (the "Guarantor"), unconditionally guarantees to the Holder of this Note the due and punctual payment of the principal of and interest on this Note.

         The Guarantor shall not be entitled to receive any payments based upon a right of subrogation with respect to any amounts paid by the Guarantor to Holders until the principal of and interest on all Notes shall have been paid in full or for which payment has been provided.


                                                      TEXACO INC.

                                                      By: ______________________
                                                      [Title]

                                                                      SCHEDULE A

                         EXCHANGES FOR DEFINITIVE NOTES

                         AND FROM TEMPORARY GLOBAL NOTE,

                                 AND CONVERSION

         The initial principal amount of this Note is U.S.$200,000,000. The following (A) exchanges of (i) portions of this Note for Definitive Notes and
(ii) portions of the Temporary Global Note for an interest in this Note or (B) conversions of this Note at the option of the Holder have been made:


  Date of Exchange      Principal Amount     Principal Amount      Principal Amount     Remaining Principal   Notation Made by or on
   or Conversion         Exchanged From        Exchanged For       Converted at the      Amount Outstanding          Behalf of
                         the Temporary       Definitive Notes       Option of the          Following Such          Paying Agent
                          Global Note                                     Holder            Exchange or
                                                                                             Conversion

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

                                                                     EXHIBIT A-3


                        [FORM OF FACE OF DEFINITIVE NOTE]


ISIN:

Serial No.:                                          Certificate No.:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                               TEXACO CAPITAL INC.

            3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                                  Guaranteed by

                                   TEXACO INC.

                           Interest Payable: August 5


         Texaco Capital Inc. promises to pay to bearer, upon surrender hereof, the principal sum of U.S.$10,000 on August 5, 2004 (except to the extent previously redeemed or converted).

Dated:                                               TEXACO CAPITAL INC.

                                                     By: ______________________
                                                            [Title]

                                                     By: ______________________
                                                            [Title}

Authenticated:
[THE CHASE MANHATTAN BANK
as Trustee

By: ______________________
       Authorized Officer]

[[Name of Authenticating Agent]
as Authenticating Agent

By: ______________________
       Authorized Officer]





                                     A-3-2

                      [FORM OF REVERSE OF DEFINITIVE NOTE]


1.  Interest.

         Texaco Capital Inc. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest annually on August 5 of each year (each, an "Interest Payment Date"). Interest on the Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 5, 1997 (the "Issue Date"). Except as provided in the Indenture, this Note will cease to bear interest from and after the earliest of (a) August 5, 2004, (b) the Interest Payment Date immediately preceding the Conversion Date (as defined below) relating to the conversion of this Note into the Conversion Amount (as defined below) or, if there is no such Interest Payment Date, the Issue Date or (c) the date fixed for redemption of this Note. If interest is required to be calculated for a period of less than one year, it will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

2.  Method of Payment.

         Payment of principal and interest on this Note will be made in immediately available funds, subject to any applicable laws and regulations, only against presentation and surrender of this Note or the relevant interest coupon (a "Coupon"), as the case may be, at the office of any Non-U.S. Paying Agent by check or, at the option of the Holder of this Note, by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States if appropriate wire transfer instructions have been received by such Non-U.S. Paying Agent not less than 15 calendar days prior to an applicable payment date. No payment on this Note or any Coupon appertaining hereto will be made at any office or agency of the Company in the United States (as defined below) or by check mailed to an address in the United States or by wire transfer to an account maintained by the Holder of this Note or such Coupon with a bank in the United States except as may be permitted under United States federal tax laws and regulations then in effect without adverse tax consequences to the Company. Notwithstanding the foregoing, in the event that payment in U.S. dollars of the full amount payable on this Note or any Coupon appertaining hereto at the offices of all Non-U.S. Paying Agents (as defined below) would be illegal or effectively precluded as a result of exchange controls or similar restrictions, payment on this Note or such Coupon will be made by a Paying Agent in the Borough of

                                     A-3-3

Manhattan, The City of New York, if and only if (i) such Paying Agent, under applicable law and regulations, would be able to make such payment and (ii) such payment would not involve, in the opinion of the Company, adverse tax consequences for the Company.

3.  Paying and Conversion Agents.

         Initially, The Chase Manhattan Bank, as Trustee (the "Trustee"), at its office in London at Trinity Tower, 9 Thomas More Street, London E19YT, England, will act as the principal Paying Agent for the Notes outside the United States (the "Principal Paying Agent") and as the principal Conversion Agent for the Notes outside the United States (the "Principal Conversion Agent"). Initially, Chase Manhattan Bank Luxembourg S.A., at its office in Luxembourg at 5 rue Plaetis, L-2338 Luxembourg, Luxembourg, will act as a Paying Agent and a Conversion Agent in Luxembourg. The Company may appoint additional Paying Agents or Conversion Agents or change any Paying Agent or Conversion Agent without notice to Holders (any such additional Paying Agent or other Paying Agent for the Notes outside the United States, a "Non-U.S. Paying Agent").

4.  Indenture.

         The Company issued this Note as part of a Series of Securities, designated as "3.50% Guaranteed Cash-Settled Convertible Notes Due 2004" (the "Notes"), under an indenture dated as of August 24, 1984, as supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, as further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, and as further amended by the Second Supplement to the First Supplemental Indenture dated as of August 5, 1997 (as so supplemented and amended, the "Indenture"), among the Company, Texaco Inc. and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 7aaa-77bbbb) as amended (the "Act"). This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and the Act for a statement of them. All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                     A-3-4

5.  Guaranty.

         The Notes are guaranteed by Texaco Inc.

6.  Conversion.

         At any time during the Conversion Period (as defined below), this Note may be surrendered for conversion into the cash Conversion Amount (as defined below) at the option of the Holder hereof as follows. On any Business Day (as defined below) during the Conversion Period, the Holder of this Note may give notice to any Conversion Agent, who will provide copies to the Company, the Calculation Agent, the Principal Conversion Agent and the Trustee, in writing in the form provided in the Indenture (a "Conversion Notice"), that such Holder elects to convert this Note into the Conversion Amount. To be converted, this Note, together with all unmatured Coupons appertaining hereto (for this purpose treating any Coupon expressed to be payable on the relevant Conversion Date as an unmatured Coupon), must be surrendered to a Conversion Agent together with the Conversion Notice relating thereto. Any question as to the validity of a Conversion Notice or as to whether such notice has been properly and timely given will be resolved finally by the Principal Conversion Agent in its sole discretion. On and after the Conversion Date with respect to this Note, unmatured Coupons relating hereto (whether or not attached hereto) shall become void and no payment shall be made in respect thereof.

         On the Settlement Date (as defined below) with respect to the conversion of this Note, the Holder of this Note will be entitled to receive the Conversion Amount in cash. Any payment of the Conversion Amount shall be deemed to be a payment of principal for all purposes under the Indenture and the Notes.

         As used herein:

                   (a) the term "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York, the City of London or Luxembourg are authorized or obligated by law or executive order to close;

                   (b) the term "Closing Price" means, with respect to any security on any date, the closing sale price or last reported sale price for the security on the principal securities exchange or national market system on which such security is listed for trading or quoted on such date or, if such security is not so listed or quoted on such date, the fair market value of

                                     A-3-5
         such security on such date, as determined by the Calculation Agent, in each case subject to adjustment as described below;


                   (c) the term "Conversion Amount" means, (i) if the relevant Conversion Notice is delivered prior to notice of redemption having been given by the Company, an amount in cash determined by the Calculation Agent to be the Closing Price of the Texaco Common Stock on the related Conversion Date (or, if the Conversion Date is not a Trading Day, on the first following day that is a Trading Day) multiplied by the Conversion Ratio, or (ii) if the relevant Conversion Notice is delivered after the giving of a notice of redemption by the Company or within eight Business Days prior to July 22, 2004, an amount in cash determined by the Calculation Agent to be the average of the Closing Prices of the Texaco Common Stock on the five consecutive Trading Days commencing on the applicable Conversion Date multiplied by the Conversion Ratio;

                   (d) the term "Conversion Date" means, with respect to any Note surrendered for conversion, the second Business Day immediately following the date of delivery of the related Conversion Notice to the relevant Conversion Agent;

                   (e) the term "Conversion Period" means the period commencing on September 15, 1997 and ending at 5:00 P.M., London time, on July 22, 2004 or, if this Note shall have been called for redemption prior to August 5, 2004, ending at 5:00 P.M., London time, on the date eight Business Days prior to the date fixed for redemption thereof; provided that if the Company defaults in making payment in full in respect of this Note or prior to the date fixed for redemption hereof, the Conversion Period will continue until 5:00 P.M., London time, on the date upon which the full amount of the moneys payable in respect of this Note has been duly received by the Trustee and notice of such receipt has been duly given to the Holders of the Notes by the Trustee;

                   (f) the term "Conversion Ratio" means 71.35 shares of Texaco Common Stock per U.S. $10,000 principal amount of Notes;

                   (g) the term "Settlement Date" means the day as soon as reasonably practicable after the Conversion Date determined by the Calculation Agent and the Principal Conversion Agent to be the day for payment of the Conversion Amount;


                                     A-3-6

                   (h) the term "Texaco Common Stock" means the common stock of Texaco Inc.; and

                   (i) "Trading Day" means, with respect to any security, any day that is a trading day on the principal securities exchange or national market system on which such security is then listed other than a day on which (i) trading on such exchange or national market system is scheduled to close prior to its regular weekday closing time or (ii) there occurs any suspension of or limitation imposed on trading of such security on such exchange during the one-half hour period that ends at its regular weekday closing time that is, in the determination of the Calculation Agent, material.

         The Closing Price of the Texaco Common Stock on any of the Trading Days used to calculate the Conversion Amount will be subject to adjustment by the Calculation Agent as described below to the extent that any of the events requiring such adjustment occurs during the period commencing on the date of this Note and ending on such Trading Day.

     Texaco Common Stock Dividends and Extraordinary Dividends and Distributions

         In the event that a dividend or other distribution is declared (i) on any class of Texaco capital stock, payable in shares of Texaco Common Stock,
(ii) on the Texaco Common Stock payable in cash in an amount greater than 10% of the Closing Price of the Texaco Common Stock on the date fixed for the determination of the shareholders of Texaco entitled to receive such cash dividend (an "Extraordinary Cash Dividend"), or (iii) on the Texaco Common Stock of evidences of indebtedness or assets (including securities, but excluding any dividend or distribution covered by clause (i) or any Texaco Spin-off described under "-Dissolution of Texaco; Mergers, Consolidations or Sales of Assets; Spin-offs" below) (an "Extraordinary Distribution"), any Closing Price of the Texaco Common Stock used to calculate the Conversion Amount on any Trading Day that follows the date (the "Texaco Record Date") fixed for the determination of the shareholders of Texaco entitled to receive such dividend or other distribution shall be increased by multiplying such Closing Price by a fraction, the numerator of which shall be the number of shares of Texaco Common Stock outstanding on the Texaco Record Date plus the number of shares constituting such distribution or, in the case of any Extraordinary Cash Dividend or Extraordinary Distribution, plus the number of shares of Texaco Common Stock that could be purchased with the amount of such Extraordinary Cash Dividend or

                                     A-3-7
the fair market value (as determined by the Calculation Agent, whose determination shall be conclusive and binding) of the evidences of indebtedness or assets constituting such Extraordinary Distribution at the Closing Price on the Trading Day immediately subsequent to such Texaco Record Date, and the denominator of which shall be the number of shares of Texaco Common Stock outstanding on the Texaco Record Date.

     Subdivisions and Combinations of the Texaco Common Stock

         In the event that the outstanding shares of Texaco Common Stock are subdivided into a greater number of shares, the Closing Price of the Texaco Common Stock used to calculate the Conversion Amount on any Trading Day that follows the date on which such subdivision becomes effective will be proportionately increased and, conversely, in the event that the outstanding shares of Texaco Common Stock are combined into a smaller number of shares, such Closing Price of the Texaco Common Stock will be proportionately reduced.

     Reclassifications of the Texaco Common Stock

         In the event that the Texaco Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (except to the extent otherwise provided under "-Texaco Common Stock Dividends and Extraordinary Dividends and Distributions" and "-Subdivisions and Combinations of Texaco Common Stock" above or pursuant to a Reorganization Event described under "-Dissolution of Texaco; Mergers, Consolidations or Sales of Assets; Spin-offs" below), the Conversion Amount will be calculated by using the aggregate Closing Prices of the shares of stock into which a share of Texaco Common Stock was changed on any Trading Day that follows the effectiveness of such change.

         As  a  result  of  the   foregoing   provisions,   in  the  case  of  a
reorganization or reclassification of the Texaco Common Stock, the Closing Prices of one or more securities in addition to or in substitution for the Texaco Common Stock may be used to calculate the Conversion Amount. For example, if the Texaco Common Stock were reclassified into one share of Texaco Class A Common Stock and one share of Texaco Class B Common Stock, the Conversion Amount would be calculated by reference to the Closing Prices of the Texaco Class A Common Stock and the Texaco Class B Common Stock.

                                     A-3-8

     Other Dilution Events

         In the event that the Company (with the prior written approval of the Calculation Agent) or the Calculation Agent determines that an adjustment should be made to the Closing Price of the Texaco Common Stock on any of the Trading Days used to calculate the Conversion Amount as a result of one or more events or circumstances not otherwise described above (even if such event or circumstance is specifically excluded from the operation of the provisions described above), the Company shall at its own expense and acting reasonably request the Calculation Agent to determine as soon as practicable what adjustment (if any) is fair and reasonable to take account thereof.

     Dissolution  of  Texaco;   Mergers,  Consolidations  or  Sales  of  Assets;
Spin-offs

         In the event of any (i) consolidation or merger of Texaco with or into another entity (other than a consolidation or merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding Texaco Common Stock), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of Texaco, (iii) liquidation, dissolution or winding up of Texaco or (iv) declaration of a distribution on the Texaco Common Stock of the common stock of any subsidiary of Texaco (a "Texaco Spin-off") (any of the events described in (i), (ii), (iii) or (iv), a "Reorganization Event"), for purposes of determining the Conversion Amount, the Closing Price of the Texaco Common Stock on any Trading Day subsequent to, in the case of a Reorganization Event other than a Texaco Spin-off, the effective time of such Reorganization Event or, in the case of a Texaco Spin-off, the record date fixed for the determination of the shareholders of Texaco entitled to receive the securities distributed in such Texaco Spin-off (the "Spin-off Record Date") will be deemed to be the amount equal to (1) the value of the cash and other property (including securities) received by a holder of a share of Texaco Common Stock (assuming such holder of Texaco Common Stock failed to exercise any rights of election and received per share the kind and amount received by a plurality of non-electing shares) in any such Reorganization Event (plus, in the case of a Texaco Spin-off, the value of a share of Texaco Common Stock), and (2) to the extent that such holder obtains securities in any Reorganization Event, the value of the cash and other property received by the holder of such securities in any subsequent event with respect to the issuer of such securities that would, if such issuer were Texaco, be a Reorganization Event. For purposes of determining any such Closing Prices, the value of (i) any cash and other property (other than securities) received in any such Reorganization Event will be an amount equal to the value of such cash and other property at the effective time of such Reorganization Event (as determined

                                     A-3-9
by the Calculation Agent, whose determination shall be conclusive and binding), and (ii) any property consisting of securities received in any such
Reorganization Event will be an amount equal to the Closing Prices of such securities on any Trading Day following, in the case of a Reorganization Event other than a Texaco Spin-off, the effective time of such Reorganization Event or, in the case of a Texaco Spin-off, the Spin-off Record Date.

         If any action would require adjustment of the Closing Price pursuant to more than one of the foregoing provisions, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of this Note. No adjustment in the Closing Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Closing Price, but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

         The Calculation Agent will promptly notify the Company and the Principal Conversion Agent, which will in turn notify the Holders, of any event requiring an adjustment and of the method of calculation to be used to make any dilution adjustment as described above.

         All determinations made by the Calculation Agent shall be at the sole discretion of the Calculation Agent and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders, and the Calculation Agent shall have no liability therefor. All results of any calculation of the Conversion Amount will be rounded, if necessary, to the nearest one-one-hundred-thousandth of a percent (with five one-millionths of a percentage point being rounded downward).

7.  Redemption.

         The Notes are redeemable, at the option of the Company, in whole but not in part, at any time on or after August 5, 1999, at the principal amount thereof upon not less than 15 days' nor more than 30 days' notice to Holders.

8.  Tax Redemption.

         The Notes may be redeemed as a whole, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption in the manner provided in the Indenture, at the principal amount thereof, together with accrued interest to the date fixed for redemption, if the Company determines that,

                                     A-3-10
as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date of this Note, the Company or Texaco Inc., as the case may be, has or will become obligated to pay Additional Amounts (as defined below) with respect to the Notes as described below under paragraph 9 hereof. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (i) a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company to so redeem have occurred (the date on which such certificate is delivered to the Trustee being the "Redemption Determination Date"), and (ii) an opinion of counsel reasonably acceptable to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company or Texaco Inc., as the case may be, would be obligated to pay such Additional Amounts if a payment in respect of any Note were then due.


         If the Company shall determine that any payment made outside the United States by the Company or Texaco Inc., as the case may be, by any Paying Agent of principal or interest due in respect of any Note or Coupon would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which is the disclosure to the Company, Texaco Inc., any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Note or Coupon who is a United States Alien (as defined below under ", Payment of Additional Amounts") (other than such a requirement (a) that would not be applicable to a payment made by the Company or Texaco Inc., as the case may be, or any Paying Agent (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien; provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or agent to such beneficial owner would not otherwise be subject to any such requirement), the Company shall redeem the Notes, as a whole, at the principal amount thereof, together with accrued interest to the date fixed for redemption or, at the election of the Company or Texaco Inc., as the case may be, if the conditions of the next paragraph are satisfied, pay the additional amounts specified in such paragraph. The Company shall make such determination and election as soon as practicable and publish prompt notice

                                     A-3-11
thereof (the "Determination Notice") stating the effective date of such certification, identification or other information reporting requirements, whether the Company will redeem the Notes or has elected to pay the additional amounts specified in the next paragraph, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next sentence. If the Company redeems the Notes, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall elect by notice to the Trustee. Notwithstanding the foregoing, the Company shall not so redeem the Notes if the Company or Texaco Inc., as the case may be, shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such certification, identification or other information reporting requirement, in which case the Company shall publish prompt notice of such determination and any earlier redemption notice shall be revoked and of no further effect.

         If and so long as the certification, identification or other information reporting requirements referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company or Texaco Inc., as the case may be, may elect to pay as additional amounts such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirements by the Company or Texaco Inc., as the case may be, or any Paying Agent of principal or interest due in respect of any Note or any Coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, Texaco Inc., any Paying Agent or any governmental authority, with respect to the payment of such additional amounts), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the second parenthetical clause of the first sentence of the preceding paragraph, or (ii) is imposed as a result of presentation of such Note or Coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less than the amount provided for in such Note or Coupon to be then due and payable. In the event the Company or Texaco Inc., as the case may be, elects to pay any additional amounts pursuant to the applicable provisions of this paragraph, the Company shall have the right to redeem the Notes as a whole at any time pursuant to the provisions of the preceding paragraph and the redemption price of such Notes will not be reduced for applicable withholding taxes. If the Company or Texaco Inc., as the case may be, elects to pay additional amounts pursuant to this paragraph and the condition specified in the first sentence of this

                                     A-3-12
paragraph should no longer be satisfied, then the Company will redeem the Notes as a whole, pursuant to the applicable provisions of the preceding paragraph.

9.  Payment of Additional Amounts.

         The Company will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the Holder of this Note or of any Coupon appertaining hereto who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on such Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note or such Coupon to be then due and payable. The Company will not, however, be required to make any payment of Additional Amounts to any such Holder for or on account of:

               (a) any such tax,  assessment or other  governmental  charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having or having had a permanent establishment therein or (ii) the presentation by the Holder of this Note or any such Coupon for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

               (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

               (c) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

                                     A-3-13

               (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Note;

               (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of or interest on this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe; (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the owner or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

               (g) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect subsidiary of the Company; or

               (h) any combination of items (a), (b), (c), (d), (e), (f) or (g);

nor shall Additional Amounts be paid with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Note.

         As used herein, the term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                                     A-3-14

10.  Transfer.

         The Holder of this Note may transfer this Note in accordance with the Indenture. The Company may require the Holder of this Note, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.  Persons Deemed Owners.

         The bearer of this Note may be treated as the owner of it for all purposes.

12.  Amendments and Waivers.

         Subject to certain exceptions, the Notes or the Indenture with respect to the Notes may be amended with the consent of the Holders of at least 50.1% in principal amount of the Notes outstanding, and any past default or compliance with any provision may be waived with the consent of the Holders of at least 50.1% in principal amount of the Notes outstanding. Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency; to provide for assumption of the Company's obligations to Holders; or to make any change that does not adversely affect the rights of any Holder.

13.  Restrictive Covenants.

         The Notes are unsecured general obligation of the Company limited to $200,000,000 in aggregate principal amount. The Indenture does not limit other unsecured debt. It does limit certain mortgages and sale-leaseback transactions of Texaco Inc. if the property mortgaged or leased is a refinery or a manufacturing plant in the United States or any oil or gas producing property onshore or offshore the United States that is of material importance to the total business of Texaco Inc. and its consolidated subsidiaries. The limitations are subject to a number of important qualifications and exceptions. Once a year Texaco Inc. must report to the Trustee on compliance with the limitations.

         When a successor corporation assumes all the obligations of the Company under the Notes and the Indenture with respect to the Notes, the Company will be released from those obligations.

                                     A-3-15

14.  Defaults and Remedies.

         An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on the Notes; failure by the Company or by Texaco Inc., as the case may be, for 90 days after notice to the Company to comply with any of its other agreements in the Notes or the Indenture; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable immediately. Holders may not enforce the Notes or the Indenture except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Notes or the Indenture with respect to the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests.

15.  Trustee Dealings with Company or Texaco Inc.

         The Chase Manhattan Bank as Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, Texaco Inc. or any affiliates of either, and may otherwise deal with the Company, Texaco Inc. or any affiliates of either, as if it were not Trustee.

16.  No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company or Texaco Inc. shall not have any liability for any obligations of the Company or Texaco Inc. under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

17.  Authentication.

         This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                                     A-3-16

                                    GUARANTY

         TEXACO INC., a Delaware corporation (the "Guarantor"), unconditionally guarantees to the Holder of this Note the due and punctual payment of the principal of and interest on this Note.

         The Guarantor shall not be entitled to receive any payments based upon a right of subrogation with respect to any amounts paid by the Guarantor to Holders until the principal of and interest on all Notes shall have been paid in full or for which payment has been provided.


                                                      TEXACO INC.

                                                      By: ______________________
                                                          [Title]







                                     A-3-17

                            [FORM OF FACE OF COUPON]



ISIN:

Serial No.:                                        No.:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                               TEXACO CAPITAL INC.

            3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                                  Guaranteed by

                                   TEXACO INC.


Coupon  for  U.S.  $350,   due  on  August 5, [1998,  1999,  2000,  2001,  2002,
2003, 2004].

This Coupon is separately negotiable, payable to bearer, subject to the terms of the Notes.




                                     A-3-18

                           [FORM OF REVERSE OF COUPON]


                                     TRUSTEE

                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001


                      PRINCIPAL PAYING AND CONVERSION AGENT

                            The Chase Manhattan Bank
                                  Trinity Tower
                              9 Thomas More Street
                                  London E19YT
                                     England
                        Attention: Global Trust Services


                     LUXEMBOURG PAYING AND CONVERSION AGENT

                      Chase Manhattan Bank Luxembourg S.A.
                                  5 rue Plaetis
                                L-2338 Luxembourg
                                   Luxembourg


and such other or further Non-U.S. Paying Agents or Conversion Agents or specified offices as may from time to time be duly appointed by the Company.





                                     A-3-19

                                                                       EXHIBIT B


                           [FORM OF CONVERSION NOTICE]


                               TEXACO CAPITAL INC.

            3.50% Guaranteed Cash-Settled Convertible Notes Due 2004

                                  Guaranteed by

                                   TEXACO INC.


Delivery of Conversion Notice

Holders and beneficial owners wishing to convert Notes into the cash Conversion Amount should complete two original copies of this notice and deliver one (in person or by pre-paid mail) to Texaco Capital Inc. and the other in person, by pre-paid mail or by tested telex confirmed in writing, to:

If the Notes to be converted are represented by the Permanent Global Note or Definitive Notes held in a clearing system

The Euroclear Operator or Cedel Bank at the offices specified below or such other clearing system, as the case may be, with copies to the Principal Conversion Agent and the Trustee, each at its office specified below. A copy may also be sent to the Luxembourg Conversion Agent at its office specified below.

If the Notes to be converted are Definitive Notes not held in a clearing system

The Principal Conversion Agent or the Luxembourg Conversion Agent at its office specified below, together with the definitive individual certificate(s) representing the Notes to be converted, with copies of the Conversion Notice to the Trustee and, if the original Conversion Notice is delivered to the Luxembourg Conversion Agent, the Principal Conversion Agent, each at its office specified below.

Address for delivery of Conversion Notice:

Cedel Bank:                  Cedel Bank, societe anonyme
                             67 Boulevard Grande-Duchesse Charlotte
                             Luxembourg-Ville
                             L-1010 Luxembourg

                             Attention:     OCE Department
                             Telex:         2791

Euroclear Operator:          Morgan Guaranty Trust Company of New York
                             (as operator of the Euroclear System)
                             Brussels office
                             Boulevard Emile Jacqmain 151
                             B-1210 Brussels
                             Belgium

                             Attention:     Custody Processing Department
                             Telex:         61025 MGTEC B

Principal Conversion
Agent:                       The Chase Manhattan Bank
                             Trinity Tower
                             Thomas More Street
                             London E19YT
                             England

                             Attention:     Manager, Global Trust Operations
                             Fax:           44 1202 34 7945
                             Telex:         8954681 CMBG

Luxembourg
Conversion Agent:            Chase Manhattan Bank Luxembourg S.A.
                             5 rue Plaetis
                             L-2338 Luxembourg
                             Luxembourg

                             Attention:     Manager, Global Trust Operations
                             Fax:           352 4626 85380
                             Telex:         1233 CHASLU

Texaco Capital Inc.:         c/o Texaco Inc.
                             2000 Westchester Avenue
                             White Plains, New York 10650
                             United States

                             Attention:
                             Fax:


Trustee:                     The Chase Manhattan Bank
                             450 West 33rd Street
                             New York, New York 10001
                             United States

                             Attention:
                             Fax:


















Failure to properly complete and deliver this Notice (in the determination of the Principal Conversion Agent (in consultation with the Euroclear Operator or Cedel Bank, as the case may be, if the Notes to be converted are represented by the Permanent Global Note or Definitive Notes held by the Euroclear Operator or Cedel Bank)) may result in this Notice being treated as null and void.

Terms defined in the Notes shall have the same meanings herein.

I, the Holder or beneficial owner specified in paragraph 1 below, being the Holder or beneficial owner of the Notes referred to above, acknowledge that such Notes are convertible into the cash Conversion Amount in accordance with the terms of the Notes and hereby irrevocably authorize Texaco Capital Inc. (the "Company") to convert such Notes as are specified in paragraph 2 below for the cash Conversion Amount to which I am entitled with respect to such Notes.


1.       Name and address of Holder or beneficial owner:


         ______________________________________________

         ______________________________________________

         ______________________________________________


2.       Aggregate principal amount of Notes to be converted:

         U.S.$________________

         Certificate numbers of Notes (if relevant):1 __________________________

         Details (including in respect of any missing unmatured Coupon):2

         _______________________________________________________________________


3.       Instructions to the Euroclear Operator/Cedel Bank3

         I   hereby   irrevocably   authorize   and   instruct   the   Euroclear
         Operator/Cedel Bank to debit the principal amount of Notes referred to above from the account referred to below on the Conversion Date.



----------
         1 Not required for Notes represented by the Permanent Global Note or those held in a clearing system.

         2  An  indemnity  may  be  required  in  respect  of  missing unmatured
            Coupons.

         3 Not required where Definitive Notes are held outside clearing systems.

         Account No: ____________________________________________
         Name of Account: _______________________________________

         I confirm that the Account referred to above is outside the United States and is the account to be credited with the Conversion Amount.


4.       Bank Account Details for Holders of Notes held outside clearing systems

         Details of my bank account (which is outside the United States) to which the Conversion Amount shall be paid are as follows:

         Receiving Bank:  ________________________________________
         Account Number:  ________________________________________
         Name of Account: ________________________________________

5.       Representations

         I hereby represent and warrant that the Notes referred to above (and any Coupons appertaining thereto) are free from all liens, charges, encumbrances and all other third party rights.

6.       Authorization of production in proceedings

         I hereby authorize the production of this Notice in any administrative or legal proceedings instituted in connection with the Notes to which this Notice relates or otherwise in connection with establishing compliance with applicable laws.



Signed: ________________________            Date: __________________

________________________________________________________________________________

For Agent's use only:

1.       (A)     Conversion Date:

2.       (A)     Aggregate principal amount of Notes surrendered for conversion:

         (B)     Conversion Amount deliverable:

3.       Details of any indemnity obtained in respect of missing unmatured
         Coupons: